Exhibit 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
As of September 30, 2011
Important Disclosures About this Supplemental Package
As used in this supplemental package, the terms “W.P. Carey,” “WPC LLC,” “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. “GAAP” means generally accepted accounting principles in the United States. “CPA® REITs” means Corporate Property Associates 15 Incorporated (“CPA®:15”), Corporate Property Associates 16 — Global Incorporated (“CPA®:16 — Global”) and Corporate Property Associates 17 — Global Incorporated (“CPA®:17 — Global”). The “REITs” means the CPA® REITs and Carey Watermark Investors Incorporated (“CWI”). Corporate Property Associates 14 Incorporated (“CPA®:14”) was part of the CPA® REITs until its merger with a subsidiary of CPA®:16 — Global on May 2, 2011 (the “CPA®:14/16 Merger”).
Important Note Regarding Non-GAAP Financial Measures
This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations — as adjusted (“AFFO”), adjusted cash flow from operating activities and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.
Forward-Looking Statements
This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and forward-looking statements contained herein is included in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2010. We do not undertake to revise or update any forward-looking statements.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
As of September 30, 2011
WPC 9/30/2011 Supplemental 8-K

W. P. CAREY & CO. LLC
Company Overview
September 30, 2011

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Trevor P. Bond	President, Chief Executive Officer and Director	New York, NY 10020
Mark J. DeCesaris	Managing Director, Chief Financial Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com
Jason E. Fox	Managing Director, Co-Head of Domestic Investments
Jeffrey S. Lefleur	Managing Director, European Investments
H. Cabot Lodge, III	Managing Director, Head of European Investments
Gino M. Sabatini	Managing Director, Co-Head of Domestic Investments

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York Mellon	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
Andrew T. DiZio	Janney Montgomery Scott LLC

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Stock Data (NYSE: WPC)	2011	2011	2011	2010	2010
High Price	$42.72	$41.82	$38.00	$33.97	$30.86
Low Price	32.76	34.75	29.75	28.83	26.49
Closing Price	36.43	40.50	35.70	31.29	28.95

Distributions declared per share — annualized	$2.24	$2.20	$2.05	$2.04	$2.03

Distribution yield (annualized distribution / closing stock price)	6.15%	5.43%	5.74%	6.52%	7.01%

Shares outstanding at quarter end	39,717,286	39,707,156	39,614,250	39,454,847	39,481,027

Market value of outstanding shares at quarter end (in thousands)	$1,446,901	$1,608,140	$1,414,229	$1,234,542	$1,142,976
WPC 9/30/2011 Supplemental 8-K — 1

W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except per share amounts)
These financial highlights include non-GAAP financial measures, including EBITDA, AFFO and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three Months Ended					Nine Months Ended September 30,
	September 30, 2011	June 30, 2011 (b)	March 31, 2011	December 31, 2010	September 30, 2010	2011(b)	2010
EBITDA(a)
Investment management	$21,631	$58,912	$21,359	$27,584	$10,295	$101,902	$42,324
Real estate ownership	23,017	57,673	19,513	14,150	19,838	102,810	56,431

Total	$44,648	$116,585	$40,872	$41,734	$30,133	$204,712	$98,755

AFFO (a)
Investment management	$18,546	$48,157	$20,650	$18,228	$7,229	$87,353	$32,045
Real estate ownership	23,004	24,611	18,492	18,049	20,378	66,291	62,548

Total	$41,550	$72,768	$39,142	$36,277	$27,607	$153,644	$94,593

EBITDA Per Share (Diluted) (a)
Investment management	$0.54	$1.46	$0.53	$0.69	$0.26	$2.52	$1.06
Real estate ownership	0.57	1.44	0.49	0.35	0.50	2.54	1.42

Total	$1.11	$2.90	$1.02	$1.04	$0.76	$5.06	$2.48

AFFO Per Share (Diluted) (a)
Investment management	$0.46	$1.20	$0.51	$0.45	$0.18	$2.16	$0.81
Real estate ownership	0.57	0.61	0.46	0.45	0.51	1.64	1.57

Total	$1.03	$1.81	$0.97	$0.90	$0.69	$3.80	$2.38

	Nine Months Ended September 30,
	2011	2010
Adjusted Cash Flow From Operating Activities
Adjusted cash flow	$74,478	$64,933

Adjusted cash flow per share (diluted)	$1.84	$1.63

Distributions declared per share	$1.622	$1.518

Payout ratio (distributions per share/adjusted cash flow per share)	88%	93%

(a)	Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31 and September 30, 2010 as well as the nine months ended September 30, 2010 have been adjusted to reflect this reclassification.

(b)	Results for the three months ended June 30, 2011 and the nine months ended September 30, 2011 include the impact of the CPA®14/16 Merger in May 2011.
WPC 9/30/2011 Supplemental 8-K — 2

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA
(in thousands, except share and per share amounts)

	Three Months Ended					Nine Months Ended September 30,
	September 30, 2011	June 30, 2011 (b)	March 31, 2011	December 31, 2010	September 30, 2010	2011 (b)	2010
Investment Management
Net income from investment management attributable to W.P. Carey members (a)	$15,737	$31,989	$13,177	$15,754	$6,094	$60,903	$25,842
Adjustments:
Provision for income taxes	5,075	26,056	7,380	10,667	3,045	38,511	12,993
Depreciation and amortization	819	867	802	1,163	1,156	2,488	3,489

EBITDA — investment management	$21,631	$58,912	$21,359	$27,584	$10,295	$101,902	$42,324

EBITDA per share (diluted)	$0.54	$1.46	$0.53	$0.69	$0.26	$2.52	$1.06

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members(a)	$9,465	$47,123	$10,166	$4,028	$10,252	$69,085	$28,349
Adjustments:
Interest expense	5,989	5,396	4,440	4,460	4,169	15,660	11,391
Provision for income taxes	856	(1,296)	194	915	332	30	1,247
Depreciation and amortization	6,361	6,438	4,648	4,747	4,640	16,638	13,742
Reconciling items attributable to discontinued operations	346	12	65	—	445	1,397	1,702

EBITDA — real estate ownership	$23,017	$57,673	$19,513	$14,150	$19,838	$102,810	$56,431

EBITDA per share (diluted)	$0.57	$1.44	$0.49	$0.35	$0.50	$2.54	$1.42

Total Company
EBITDA	$44,648	$116,585	$40,872	$41,734	$30,133	$204,712	$98,755

EBITDA per share (diluted)	$1.11	$2.90	$1.02	$1.04	$0.76	$5.06	$2.48

Diluted weighted average shares outstanding	40,404,520	40,243,548	40,242,706	40,104,715	39,717,931	40,424,316	39,774,122

(a)	Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31 and September 30, 2010 as well as the nine months ended September 30, 2010 have been adjusted to reflect this reclassification.

(b)	Results for the three months ended June 30, 2011 and the nine months ended September 30, 2011 include the impact of the CPA®14/16 Merger in May 2011.
Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP, because it removes the impact of our capital structure and asset base from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Accordingly, EBITDA should not be considered as an alternative to net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies. Therefore, we use EBITDA as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies and determine executive compensation.
WPC 9/30/2011 Supplemental 8-K — 3

W.P. CAREY & CO. LLC
Reconciliation of Net Income to Funds from Operations — as Adjusted (AFFO)
(in thousands, except share and per share amounts)

	Three Months Ended					Nine Months Ended September 30,
	September 30, 2011	June 30, 2011(c)	March 31, 2011	December 31, 2010	September 30, 2010	2011 (c)	2010
Investment Management
Net Income from investment management attributable to W. P. Carey members (a)	$15,737	$31,989	$13,177	$15,754	$6,094	$60,903	$25,842

FFO — as defined by NAREIT	15,737	31,989	13,177	15,754	6,094	60,903	25,842

Adjustments:
Amortization and other non-cash charges	4,953	17,583	7,473	2,473	1,135	30,009	6,203
AFFO adjustments to equity earnings from equity investments	(2,144)	(1,415)	—	—	—	(3,559)	—

Total adjustments	2,809	16,168	7,473	2,473	1,135	26,450	6,203

AFFO — Investment Management	$18,546	$48,157	$20,650	$18,227	$7,229	$87,353	$32,045

Real Estate Ownership
Net Income from real estate ownership attributable to W. P. Carey members (a)	$9,465	$47,123	$10,166	$4,028	$10,252	$69,085	$28,349

Adjustments:
Depreciation and amortization of real property	6,194	6,240	4,475	4,565	4,757	16,909	14,457
Loss (gain) on sale of real estate, net	396	121	(781)	—	—	(264)	(460)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	1,173	1,328	1,548	1,550	463	4,049	4,927
Loss (gain) on sale of real estate, net	—	34	—	—	—	34	(38)
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(1,157)	(123)	(196)	(195)	(193)	(1,476)	(532)

Total adjustments	6,606	7,600	5,046	5,920	5,027	19,252	18,354

FFO — as defined by NAREIT	16,071	54,723	15,212	9,948	15,279	88,337	46,703

Adjustments:
Gain on change in control of interests (b)	—	(27,859)	—	—	—	(27,859)	—
Gain on deconsolidation of a subsidiary	(1,008)	—	—	—	—	(1,008)	—
Other depreciation, amortization and non-cash charges	303	(2,443)	(635)	(780)	(1,230)	(2,498)	(920)
Straight-line and other rent adjustments	(1,014)	(1,020)	(417)	128	148	(2,451)	167
Impairment charges	4,934	41	—	6,763	481	4,975	8,618
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO:
Other depreciation, amortization and other non-cash charges	—	—	—	—	1,728	—	25
Straight-line and other rent adjustments	(463)	(142)	(622)	(532)	(539)	(1,227)	(1,728)
Impairment charges	—	—	1,090	—	1,394	1,090	1,394
AFFO adjustments to equity earnings from equity investments	4,122	1,238	3,778	2,484	2,995	6,714	8,211
WPC 9/30/2011 Supplemental 8-K — 4

	Three Months Ended					Nine Months Ended September 30,
	September 30, 2011	June 30, 2011 (c)	March 31, 2011	December 31, 2010	September 30, 2010	2011 (c)	2010
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	59	73	86	39	122	218	78

Total adjustments	6,933	(30,112)	3,280	8,102	5,099	(22,046)	15,845

AFFO — Real Estate Ownership	$23,004	24,611	18,492	18,050	20,378	66,291	62,548

Total Company
FFO — as defined by NAREIT	$31,808	$86,712	$28,389	$25,702	$21,373	$149,240	$72,545

FFO — as defined by NAREIT per share (diluted)	$0.79	$2.15	$0.71	$0.64	$0.54	$3.69	$1.82

AFFO	$41,550	$72,768	$39,142	$36,277	$27,607	$153,644	$94,593

AFFO per share (diluted)	$1.03	$1.81	$0.97	$0.90	$0.69	$3.80	$2.38

Diluted weighted average shares outstanding	40,404,520	40,243,548	40,242,706	40,104,715	39,717,931	40,424,316	39,774,122

(a)	Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31 and September 30, 2010 as well as the nine months ended September 30, 2010 have been adjusted to reflect this reclassification.

(b)	Represents gain recognized on purchase of the remaining interests in two ventures from CPA®:14, which we had previously accounted for under the equity method. In connection with purchasing these properties, we recognized a net gain of $27.1 million during the nine months ended September 30, 2011 to adjust the carrying value of our existing interests in these ventures to their estimated fair values.

(c)	Results for the three months ended June 30, 2011 and the nine months ended September 30, 2011 include the impact of the CPA®14/16 Merger in May 2011.
Non-GAAP Financial Disclosure
Funds from operations (“FFO”) is a non-GAAP financial measure that is commonly used by investors and analysts in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (“NAREIT”) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO or AFFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity, but should be used in conjunction with GAAP net income. FFO or AFFO disclosed by other real estate companies may not be comparable to our AFFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate AFFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but that have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. As a result, we believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better understand and measure the performance of our business over time without the potentially distorting impact of these short-term fluctuations.
WPC 9/30/2011 Supplemental 8-K — 5

W. P. Carey & Co. LLC
Adjusted Cash Flow from Operating Activities (Unaudited)
(in thousands, except share and per share amounts)

	Nine Months Ended September 30,
	2011	2010
Cash flow provided by operating activities	$62,652	$52,268
Adjustments:
Distributions received from equity investments in real estate in excess of equity income (a)	10,187	6,046
Distributions paid to noncontrolling interests, net (b)	(732)	(213)
Changes in working capital (c)	14,079	6,832
CPA®:14/16 Merger — revenue net of taxes (d)	(11,708)	—

Adjusted cash flow from operating activities	$74,478	$64,933

Adjusted cash flow per share (diluted)	$1.84	$1.63

Distributions declared per share	$1.622	$1.518

Payout ratio (distributions per share/adjusted cash flow per share)	88%	93%

Diluted weighted average shares outstanding	40,424,316	39,774,122

(a)	We take a substantial portion of our asset management revenue in shares of the CPA® REITs. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(b)	Represents noncontrolling interests’ share of distributions made by ventures that we consolidate in our financial statements.

(c)	Timing differences arising from the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operating activities to record such amounts in the period in which the item was actually recognized.

(d)	Amounts represent termination and subordinated disposition revenue, net of a 45% tax provision, earned in connection with the CPA®:14/16 Merger. This revenue is generally earned in connection with events that provide liquidity or alternatives to the CPA® REIT shareholders. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of the net revenue earned in connection with the CPA®:14/16 Merger.
Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities refers to our cash flow from operating activities (as computed in accordance with GAAP) adjusted, where applicable, primarily to: add cash distributions that we receive from our investments in unconsolidated real estate joint ventures in excess of our equity income; subtract cash distributions that we make to our noncontrolling partners in real estate joint ventures that we consolidate; and eliminate changes in working capital. We hold a number of interests in real estate joint ventures, and we believe that adjusting our GAAP cash flow provided by operating activities to reflect these actual cash receipts and cash payments, as well as eliminating the effect of timing differences between the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized may give investors additional information about our actual cash flow that is not incorporated in cash flow from operating activities as defined by GAAP.
We believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations as it gives investors important information about our liquidity that is not provided within cash flow from operating activities as defined by GAAP, and we use this measure when evaluating distributions to shareholders. Adjusted cash flow from operating activities should not be considered as an alternative to cash provided by operating activities computed on a GAAP basis as a measure of our liquidity.
WPC 9/30/2011 Supplemental 8-K — 6

W. P. CAREY & CO. LLC
Revenue Stability Analysis (Pro rata Basis)
(in thousands)

	Three Months Ended										Nine Months Ended September 30,
	September 30, 2011		June 30, 2011		March 31, 2010		December 31, 2010		September 30, 2010		2011		2010
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%
Asset management revenue	$14,840	22%	$16,619	16%	$19,820	31%	$19,127	28%	$19,219	42%	$51,279	22%	$57,119	36%
Incentive, termination and subordinated disposition revenue (a)	—	0%	52,515	50%	—	0%	—	0%	—	0%	52,515	23%	—	0%
Pro rata net lease revenues	31,255	46%	29,727	29%	27,453	44%	26,739	38%	25,981	56%	87,373	37%	79,639	51%

	46,095	68%	98,861	95%	47,273	75%	45,866	66%	45,200	98%	191,167	82%	136,758	87%

Structuring revenue (b)	21,221	32%	5,735	5%	15,945	25%	23,881	34%	708	2%	42,901	18%	20,644	13%

Total Adjusted Revenue	$67,316	100%	$104,596	100%	$63,218	100%	$69,747	100%	$45,908	100%	$234,068	100%	$157,402	100%

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$78,372		$118,398		$77,532		$81,969		$58,101		$273,240		$189,462
Less: Reimbursed costs from affiliates (c)	(14,707)		(17,059)		(17,719)		(13,713)		(15,256)		(49,485)		(44,696)
Less: Wholesaling revenue (c)	(2,586)		(2,922)		(3,280)		(4,503)		(2,906)		(8,788)		(8,189)
Add: Pro rata share of revenues from equity investments	6,689		6,844		7,760		6,889		6,918		21,293		23,578
Less: Pro rata share of revenues due to noncontrolling interests	(452)		(665)		(1,075)		(895)		(949)		(2,192)		(2,753)

Total Adjusted Revenue	$67,316		$104,596		$63,218		$69,747		$45,908		$234,068		$157,402

Reconciliation of Total Pro Rata Net Lease Revenues
Lease revenues — as reported	$18,609		$17,839		$15,460		$15,403		$15,356		$50,846		$45,586
Add: Pro rata share of revenues from equity investments	6,689		6,844		7,760		6,889		6,918		21,293		23,578
Less: Pro rata share of revenues due to noncontrolling interests	(452)		(665)		(1,075)		(895)		(949)		(2,192)		(2,753)
Add: Other real estate income (d)	6,409		5,709		5,308		5,342		4,656		17,426		13,228

Total Pro Rata Net Lease Revenues	$31,255		$29,727		$27,453		$26,739		$25,981		$87,373		$79,639

(a)	Upon consummation of the CPA®:14/16 Merger, we earned revenues of $31.2 million in connection with the termination of the advisory agreement with CPA®:14, which we received in the form of restricted shares of CPA®:16 — Global common stock, and $21.3 million of subordinated disposition revenues.

(b)	We earn structuring revenue on acquisitions structured on behalf of the REITs we manage and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the REITs totaled approximately $498 million, $249 million, $345 million, $593 million and $13 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively, and approximately $1.1 billion and $453 million for the nine months ended September 30, 2011 and September 30, 2010, respectively.

(c)	Total adjusted revenue excludes reimbursements of costs received from the affiliated REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 — Global’s and CWI’s public offerings, which is substantially offset by underwriting costs incurred in connection with the offerings.

(d)	Other real estate income generally consists of revenue from Carey Storage Management LLC (“Carey Storage”), a subsidiary that invests in domestic self-storage properties, and Livho, Inc., a subsidiary that operates a hotel franchise. Other real estate income also includes lease termination payments and other non-rent related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period-to-period.
WPC 9/30/2011 Supplemental 8-K — 7

Note: Amounts presented for prior periods do not reflect subsequent adjustments to historical amounts presented for assets reclassified as held for sale or sold.
Non-GAAP Financial Disclosure
Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative to revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.
WPC 9/30/2011 Supplemental 8-K — 8

W. P. CAREY & CO. LLC
Portfolio Debt Overview (Pro rata Basis)
As of September 30, 2011
(in thousands)

Portfolio Debt Maturity
Year of Maturity	Outstanding Balance
2011	$—
2012	282,521	(a)
2013	932
2014	65,425
2015	48,470
2016	62,769
2017	55,761
2018	30,607
2019	25,460
2020	92,977
2021	4,949
2022	—
2023	4,891

Total	$674,762

Debt Maturity Analysis
Year of Maturity
Fixed and Variable Rate Debt Analysis

Non-Recourse Debt	Outstanding Balance
Fixed	$251,570
Fixed — Future Rate Reset	81,903
Variable — Capped	21,931
Variable — Floating	14,149
Fixed — Swap Agreement	47,629
Variable	4,420

421,602

Recourse Debt
Variable — Lines of Credit	253,160

Total Debt	$674,762

(a)	Amount includes outstanding recourse debt on the unsecured and secured lines of credit.
WPC 9/30/2011 Supplemental 8-K — 9

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata Basis)
As of September 30, 2011
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate		Maturity Date	Outstanding Balance
Qwest Communications, Inc.	Fixed	7.50%		Jun-2012	$1,315
AutoZone, Inc. — Series C	Fixed	6.85%		Aug-2012	210
Anthony’s Manufacturing Company	Fixed	5.11%		Oct-2012	8,080
BE Aerospace, Inc.	Fixed	6.11%		Nov-2012	8,034
Faurecia Exhaust Systems, Inc.	Fixed	5.16%		Nov-2012	2,330
Alstom Power, Inc. and Werner Co.	Fixed	5.18%		Dec-2012	9,392
AutoZone, Inc. — Series D	Fixed	6.85%		Aug-2013	932
US Airways Group, Inc. (75%)	Variable - Floating	4.19%		Apr-2014	14,149
Billipp Portfolio	Variable	2.75%		May-2014	4,420
Carrefour France, SAS (46%) (a)	Fixed - Future Rate Reset	5.55%		Dec-2014	46,856
Hibbett Sports	Fixed - Swap	6.45%		May-2015	4,589
Lowe’s Home Improvement Warehouse	Fixed	4.87%		Sep-2015	8,596
Bouygues Telecom, S.A. (Tours) (95%) (a)	Fixed - Future Rate Reset	3.07%		Oct-2015	5,728
The American Bottling Company	Fixed	5.13%		Nov-2015	29,557
World Color Printing	Fixed	5.30%		May-2016	4,968
CheckFree Holdings, Inc. (b)	Fixed	6.18%		Jun-2016	28,852
Self-Storage Facility — Bentonville, AR (40%)	Fixed	6.41%		Jul-2016	826
Sprint Spectrum, LP	Fixed	7.64%		Aug-2016	8,480
Self-Storage Facility — Tallahassee, FL (40%)	Fixed	6.05%		Oct-2016	1,564
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (a) (c)	Fixed - Future Rate Reset	5.01%		Oct-2016	11,338
Consolidated Systems, Inc. (60%)	Fixed	5.87%		Nov-2016	6,741
Hellweg Die Profi-Baumärkte GmbH & Co. KG (5%) (a)	Fixed	5.49%		Jan-2017	945
24 Hour Fitness USA, Inc.	Fixed	7.50%		Jun-2017	3,350
Amylin Pharmaceuticals, Inc. (b)	Fixed	6.20%		Jul-2017	34,904
Medica France, S.A. (46%) (a)	Fixed	4.50%		Oct-2017	16,562
The New York Times Company (17.75%)	Variable - Capped	2.81%		Apr-2018	21,931
OBI Wroclaw (a)	Fixed - Swap	5.48%		May-2018	8,676
Self-Storage Portfolio (40%) (c)	Fixed - Future Rate Reset	7.03%		Feb-2019/Mar-2019	12,627
Orbital Sciences Corporation	Fixed	7.75%		Jul-2019	12,833
JPMorgan Chase Bank, N.A.	Fixed - Swap	5.47%		Jul-2020	34,364
Self-Storage Facilities — Chicago, IL (40%)	Fixed - Future Rate Reset	6.25%		Aug-2020	2,656
Self-Storage Facility — Pensacola, FL	Fixed - Future Rate Reset	6.25%		Nov-2020	1,847
Self-Storage Facility — Chicago, IL (40%)	Fixed - Future Rate Reset	6.62%		Dec-2020	851
Federal Express Corporation (b)	Fixed	5.48%		Dec-2020	53,259
Information Resources, Inc. (33%)	Fixed	5.92%		Feb-2021	4,949
Hologic, Inc. (36%)	Fixed	6.40%		May-2023	4,891

Total Non-Recourse Debt		5.49	%(c)		421,602

Unsecured Line of Credit	Variable	1.09%		Jun-2012	243,160
Secured Line of Credit	Variable	2.81%		Jun-2012	10,000

Total Debt		3.86	%(c)		$674,762

(a)	Debt balance calculated using an exchange rate of 1.3598 EUR/USD as of September 30, 2011.

(b)	In connection with the CPA®:14/16 Merger, we purchased the remaining interest in the property, in which we already had an equity interest, from CPA®:14.

(c)	Reflects the weighted-average interest rate for the applicable debt.
WPC 9/30/2011 Supplemental 8-K — 10

W. P. CAREY & CO. LLC
2011 Investment Activity
As of September 30, 2011
(in thousands, except square footage)
Investment Activity
Acquisitions - REITs

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage
CPA®:17 — Global	Terminal Freezers, LLC	Oxnard & Watsonville, CA	$99,634	January-11	Warehouse/Distribution	866,525
CPA®:15 (15%), CPA®:17 — Global (85%)	C1000 Logistiek Vastgoed B.V. (a)	Various locations in The Netherlands	207,635	January-11	Warehouse/Distribution	2,046,858
CPA®:17 — Global	Harbor Freight Tools USA, Inc.	Dillon, SC	32,060	March-11	Warehouse/Distribution	1,010,859
CPA®:17 — Global	Dolgencorp, LLC (b)	Richwood, LA; Vass, NC & Hot Springs, VA	2,893	March-11	Retail	BTS
CPA®:17 — Global	Curtiss-Wright Flow Control Service	Middleburg Heights, OH	2,585	March-11	Industrial	28,185
CPA®:17 — Global	Flanders Corporation	Ardmore, OK; Smithfield, NC; Bartow, FL & Momence, IL	50,790	April-11	Warehouse/Distribution	722,108
CPA®:17 — Global	Berry Plastics Corporation	Evansville, IN	2,723	April-11	Industrial	263,088
CPA®:17 — Global	Dolgencorp, LLC (b)	Hopewell & Chesterfield, VA; Mount Hermon & Mangham, LA	4,311	April-11; May-11 & June-11	Retail	BTS
CPA®:17 — Global	ICF International, Inc.	Martinsville, VA	14,819	May-11	Office	BTS
CPA®:15 (75%), CPA®:16 — Global (25%)	Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Bad Salzungen, Germany	4,394	May-11	Retail	72,490
CPA®:17 — Global	CRO - San Luis Development, LLC	Chicago, IL	7,414	June-11	Retail	17,000
CPA®:17 — Global	Dolgencorp, LLC (b)	Choudrant, LA	882	July-11	Retail	BTS
CPA®:17 — Global	Precision Printing and Packing, Inc.	Clarksville, TN	7,960	August-11	Industrial	189,300
CPA®:17 — Global	Dolgencorp, LLC (b)	Gardner, LA	979	August-11	Retail	BTS
CPA®:17 — Global	Faurecia International System, Inc.	Fraser, MI	6,775	September-11	Industrial	164,153
CPA®:17 — Global	Metro AG (a)	Various locations in Italy	395,511	September-11	Retail	2,415,163

Total Acquisitions — Leased Properties			841,365			7,795,729

WPC 9/30/2011 Supplemental 8-K — 11

Portfolio(s)	Property Type	Property Location(s)	Purchase Price	Closing Date
CPA®:17 — Global	Self-Storage Facility	Fort Worth, TX	3,400	April-11
CWI	Hospitality	Long Beach, CA	43,600	May-11
CPA®:17 — Global	Self-Storage Facilities	Various locations in California, Hawaii and Illinois	86,015	June-11
CPA®:17 — Global	Self-Storage Facility	Kihei, HI	11,069	August-11
CPA®:17 — Global	Self-Storage Facilities	Various locations in California and Illinois	20,292	August-11
CPA®:17 — Global	Self-Storage Facility	Pearl City, HI	6,064	August-11
CWI	Hospitality	New Orleans, LA	32,300	September-11
CPA®:17 — Global	Self-Storage Facilities	Various locations in California and Illinois	8,428	September-11
CPA®:17 — Global	Self-Storage Facility	Chicago, IL	7,891	September-11

Total Acquisitions — Hospitality/Self Storage Properties			219,059

Notes Receivable

Portfolio	Borrower/Guarantor	Interest Rate	Note Amount	Closing Date	Maturity Date
CPA®:17 — Global	BPS Partners	8.00%	30,000	June-11	June-16

Total Acquisitions			$1,090,424

(a)	Acquisition price reflects applicable foreign exchange rate.

(b)	Acquisition includes a build-to-suit (“BTS”) transaction. Gross square footage cannot be determined at this time.
WPC 9/30/2011 Supplemental 8-K — 12

Disposition Activity
Dispositions - CPA® REITs

				Disposition
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage
CPA®:15	Childtime Childcare, Inc.	Centreville, VA	$788	February-11	Other	6,360
CPA®:15	Childtime Childcare, Inc.	Century Oaks, VA	1,700	March-11	Other	6,360
CPA®:16 — Global (50%), CPA®:15 (50%)	Goertz & Schiele (a)	Puttlingen, Germany	438	April-11	Industrial	33,314
CPA®:16 — Global	Production Resources Group	Burbank, CA	6,785	May-11	Leisure, Amusement, Entertainment	49,374
CPA®:15	Childtime Childcare, Inc.	Manassas, VA	1,765	May-11	Other	8,854
CPA®:16 — Global	International Garden	Lakewood, NJ	6,000	May-11	Warehouse/Distribution	218,201
CPA®:17 — Global	Carquest Canada Ltd. (a)	New Brunswick and Quebec, Canada	19,773	May-11	Warehouse/Distribution	231,870
CPA®:16 — Global	NutraMax Products, Inc.	Houston, TX	6,874	June-11	Industrial	253,215
CPA®:15 (67%), WPC LLC (33%)	Information Resources	Chicago, IL	4,745	June-11	Office	92,400
CPA®:16 — Global	Celadon Group, Inc.	Indianapolis, IN	11,180	July-11	Industrial	76,326
CPA®:16 — Global (70%), CPA®:15 (30%)	PETsMART, Inc.	Various locations in California, Florida, Illinois, Massachusetts, Maryland, Michigan and Texas	74,000	July-11	Retail	209,964
CPA®:15 (67%), CPA®:16 — Global (33%)	Best Buy Stores, L.P.	Various locations in Colorado, Illinois, Massachusetts, New Hampshire, New Mexico, Texas and Virginia	53,250	September-11	Retail	322,737
CPA®:15	Childtime Childcare, Inc.	Newport News, VA	1,685	September-11	Other	7,893

Total REIT Dispositions			188,983			1,516,868

Dispositions — Owned Portfolio

WPC LLC	AT&T Corp.	Bridgeton, MO	8,250	February-11	Industrial	85,510
WPC LLC	3E Trading LLC	West Mifflin, PA	1,032	February-11	Retail	121,054
WPC LLC	Honeywell	Houston, TX	1,595	June-11	Warehouse/Distribution	32,320
WPC LLC	Cypress Creek Partners, LLC	Little Rock, AR	350	August-11	Retail	21,932
WPC LLC	Penberthy, Inc.	Prophetstown, IL	50	September-11	Industrial	161,878

Total Owned Portfolio Dispositions			11,277			422,694

Total Dispositions			$200,260			1,939,562

WPC 9/30/2011 Supplemental 8-K — 13

Foreclosure and Receivership Activity

			Outstanding
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Mortgage Balance	Date	Event	Gross Square Footage
CPA®:15	Vacant	Port Huron & Shelby Township, MI	$6,143	February-11	Receivership	294,883
CPA®:14	Vacant	Duluth, GA	7,141	March-11	Foreclosure	221,374
CPA®:14	Vacant	Eagan, MN	19,363	April-11	Foreclosure	99,342
CPA®:16 — Global	Vacant(a)	Various locations in Canada	38,668	August-11	Receivership	132,486
WPC LLC	GTM, Inc.	Mendota Heights, MN	6,311	September-11	Receivership	136,400

			$77,626			884,485

(a)	Disposition price reflects applicable foreign exchange rate.
WPC 9/30/2011 Supplemental 8-K — 14

W. P. Carey & Co. LLC
Portfolio Analysis — Diversification by Rent and Historical Occupancy (Pro rata Basis)
As of September 30, 2011
(in thousands)
Top Ten Tenants by Annualized Contractual Minimum Base Rent

	Annualized Contractual
Tenant/Lease Guarantor	Minimum Base Rent	Percent
Carrefour France, SAS (a)	$8,105	9%
Federal Express Corporation (b)	7,456	8%
CheckFree Holdings, Inc. (b)	5,216	5%
The American Bottling Company	4,895	5%
The New York Times Company	4,423	5%
JP Morgan Chase Bank, N.A.	3,862	4%
Amylin Pharmaceuticals, Inc. (b)	3,641	4%
Orbital Sciences Corporation	3,307	4%
U.S. Airways Group, Inc.	3,297	4%
Titan Corporation	3,055	3%

Total	$47,257	51%

Weighted Average Lease Term for Portfolio:	6.64 years
W. P. Carey & Co. LLC Historical Occupancy
Year

(a)	Rent amounts are subject to fluctuations in foreign currency exchange rates.

(b)	In connection with the CPA®:14/16 Merger in May 2011, we purchased the remaining interest in the property, in which we already had a joint interest, from CPA®:14.

(c)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.
WPC 9/30/2011 Supplemental 8-K — 15

W. P. Carey & Co. LLC
Portfolio Analysis — Diversification by Property Type (Pro rata Basis)
As of September 30, 2011
(in thousands)

Property Type	Square Footage	Percent
Warehouse/Distribution	5,113	37%
Industrial	4,708	34%
Office	2,667	20%
Retail	852	6%
Other Properties (a)	227	2%
Hospitality	158	1%

Total (b)	13,725	100%

	Annualized Contractual
Property Type	Minimum Base Rent	Percent
Office	$38,701	42%
Industrial	26,239	28%
Warehouse/Distribution	18,227	19%
Other Properties (a)	5,433	6%
Retail	4,516	5%
Hospitality	—	0%

Total (b)	$93,116	100%

Portfolio Diversification by Property Type	Portfolio Diversification by Property Type
(based on square footage)	(based on annualized contractual minimum base rent)

(a)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; and unoccupied land.

(b)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.
WPC 9/30/2011 Supplemental 8-K — 16

W. P. Carey & Co. LLC
Portfolio Analysis — Diversification by Tenant Industry (Pro rata Basis)
As of September 30, 2011
(in thousands)

	Annualized Contractual
Industry Type (a)	Minimum Base Rent	Percent
Retail Trade	$14,245	15%
Business and Commercial Services	13,782	15%
Transportation — Cargo	7,563	8%
Media: Printing and Publishing	7,003	8%
Healthcare, Education and Childcare	5,764	6%
Telecommunications	5,357	6%
Electronics	5,074	5%
Beverages, Food, and Tobacco	5,026	5%
Aerospace and Defense	4,907	5%
Banking	3,862	4%
Forest Products and Paper	3,772	4%
Transportation — Personal	3,504	4%
Machinery	2,488	3%
Grocery	1,770	2%
Consumer and Durable Goods	1,471	2%
Mining, Metals, and Primary Metal Industries	1,213	1%
Chemicals, Plastics, Rubber, and Glass	1,179	1%
Leisure, Amusement, Entertainment	952	1%
Construction and Building	878	1%
Textiles, Leather, and Apparel	872	1%
Other (b)	2,434	3%

Total (c)	$93,116	100%

(a)	Based on the Moody’s Investors Service, Inc. classification system and information provided by the tenant.

(b)	Includes revenue from tenants in the following industries: federal, state and local government (0.8%), consumer non-durable goods (0.7%), automobile (0.7%), multi-tenant properties (0.4%) and hotels and gaming (0.01%).

(c)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.
WPC 9/30/2011 Supplemental 8-K — 17

W. P. Carey & Co. LLC
Portfolio Analysis — Diversification by Geography (Pro rata basis)
As of September 30, 2011
(in thousands)

Region	Square Footage	Percent
U.S.
South	5,009	36%
East	2,783	20%
West	2,411	18%
Midwest	1,340	10%

U.S. Total	11,543	84%

International
France	1,684	12%
Germany	246	2%
Spain	138	1%
Poland	114	1%

International Total	2,182	16%

Total (a)	13,725	100%

	Annualized Contractual
Region	Minimum Base Rent	Percent
U.S.
South	$32,876	35%
West	23,238	25%
East	12,469	13%
Midwest	5,675	6%

U.S. Total	74,258	79%

International
France	13,767	15%
Germany	2,309	3%
Spain	1,770	2%
Poland	1,012	1%

International Total	18,858	21%

Total (a)	$93,116	100%

Portfolio Diversification by Geography	Portfolio Diversification by Geography
(based on square footage)	(based on annualized contractual minimum base rent)

(a)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.
WPC 9/30/2011 Supplemental 8-K — 18

W. P. CAREY & CO. LLC
Portfolio Analysis — Lease Maturities (Pro rata Basis)
As of September 30, 2011
(in thousands)

	Annualized
	Contractual
Year of Lease Expiration (a)	Minimum Base Rent	Percent
2011 (b)	$2,003	2%
2012	7,821	8%
2013	4,353	5%
2014	11,648	13%
2015	13,178	14%
2016	6,532	7%
2017	6,137	7%
2018	4,328	5%
2019	14,419	15%
2020	2,767	3%
2021	3,636	4%
2022	1,761	2%
2023	—	0%
2024	4,423	5%
2025	1,220	1%
2026	948	1%
2027	2,309	2%
2028	—	0%
2029	—	0%
2030	5,633	6%

Total (c)	$93,116	100%

Weighted Average Years to Maturity: 6.64
Year of Lease Expiration

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2011 revenue stream.

(c)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.
WPC 9/30/2011 Supplemental 8-K — 19

W. P. CAREY & CO. LLC
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in thousands, except share amounts)

	September 30, 2011	December 31, 2010
Assets
Investments in real estate:
Real estate, at cost (inclusive of amounts attributable to consolidated variable interest entities (“VIEs”) of $41,018 and $39,718, respectively)	$631,496	$560,592
Operating real estate, at cost (inclusive of amounts attributable to consolidated VIEs of $26,306 and $25,665, respectively)	109,824	109,851
Accumulated depreciation (inclusive of amounts attributable to consolidated VIEs of $21,861 and $20,431, respectively)	(131,725)	(122,312)

Net investments in properties	609,595	548,131
Net investments in direct financing leases	75,886	76,550
Equity investments in real estate and the REITs	537,384	322,294

Net investments in real estate	1,222,865	946,975
Cash and cash equivalents (inclusive of amounts attributable to consolidated VIEs of $366 and $86, respectively)	37,095	64,693
Due from affiliates	39,659	38,793
Intangible assets and goodwill, net	128,249	87,768
Other assets, net (inclusive of amounts attributable to consolidated VIEs of $2,914 and $1,845, respectively)	41,021	34,097

Total assets	$1,468,889	$1,172,326

Liabilities and Equity
Liabilities:
Non-recourse debt (inclusive of amounts attributable to consolidated VIEs of $14,360 and $9,593, respectively)	$335,354	$255,232
Lines of credit	253,160	141,750
Accounts payable, accrued expenses and other liabilities (inclusive of amounts attributable to consolidated VIEs of $1,775 and $2,275, respectively)	71,708	40,808
Income taxes, net	48,710	41,443
Distributions payable	22,186	20,073

Total liabilities	731,118	499,306

Redeemable noncontrolling interest	6,631	7,546

Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,717,286 and 39,454,847 shares issued and outstanding, respectively	770,246	763,734
Distributions in excess of accumulated earnings	(80,954)	(145,769)
Deferred compensation obligation	11,211	10,511
Accumulated other comprehensive loss	(4,639)	(3,463)

Total W. P. Carey members’ equity	695,864	625,013
Noncontrolling interests	35,276	40,461

Total equity	731,140	665,474

Total liabilities and equity	$1,468,889	$1,172,326

WPC 9/30/2011 Supplemental 8-K — 20

W. P. CAREY & CO. LLC
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Revenues
Asset management revenue	$14,840	$19,219	$51,279	$57,119
Structuring revenue	21,221	708	42,901	20,644
Incentive, termination and subordinated disposition revenue	—	—	52,515	—
Wholesaling revenue	2,586	2,906	8,788	8,189
Reimbursed costs from affiliates	14,707	15,256	49,485	44,696
Lease revenues	18,609	15,356	50,846	45,586
Other real estate income	6,409	4,656	17,426	13,228

	78,372	58,101	273,240	189,462

Operating Expenses
General and administrative	(25,187)	(15,480)	(71,095)	(52,174)
Reimbursable costs	(14,707)	(15,256)	(49,485)	(44,696)
Depreciation and amortization	(7,180)	(5,796)	(19,126)	(17,231)
Property expenses	(3,672)	(3,152)	(9,827)	(7,631)
Other real estate expenses	(2,725)	(1,987)	(8,224)	(5,575)
Impairment charge	(4,934)	—	(4,934)	—

	(58,405)	(41,671)	(162,691)	(127,307)

Other Income and Expenses
Other interest income	323	329	1,558	938
Income from equity investments in real estate and the REITs	16,068	6,066	37,356	22,846
Gain on change in control of interests	—	—	27,859	—
Other income and (expenses)	(296)	1,190	4,943	580
Interest expense	(5,989)	(4,169)	(15,660)	(11,391)

	10,106	3,416	56,056	12,973

Income from continuing operations before income taxes	30,073	19,846	166,605	75,128
Provision for income taxes	(5,931)	(3,377)	(38,541)	(14,240)

Income from continuing operations	24,142	16,469	128,064	60,888

Discontinued Operations
Income from operations of discontinued properties	504	383	639	1,664
Gain on deconsolidation of a subsidiary	1,008	—	1,008	—
(Loss) gain on sale of real estate	(396)	—	264	460
Impairment charges	—	(481)	(41)	(8,618)

Income (loss) from discontinued operations	1,116	(98)	1,870	(6,494)

Net Income	25,258	16,371	129,934	54,394
Add: Net loss attributable to noncontrolling interests	581	81	1,295	495
Less: Net income attributable to redeemable noncontrolling interest	(637)	(106)	(1,241)	(698)

Net Income Attributable to W. P. Carey Members	$25,202	$16,346	$129,988	$54,191

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.59	$0.41	$3.17	$1.54
Income (loss) from discontinued operations attributable to W. P. Carey members	0.03	—	0.05	(0.16)

Net income attributable to W. P. Carey members	$0.62	$0.41	$3.22	$1.38

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$0.59	$0.41	$3.14	$1.53
Income (loss) from discontinued operations attributable to W. P. Carey members	0.03	—	0.05	(0.17)

Net income attributable to W. P. Carey members	$0.62	$0.41	$3.19	$1.36

Weighted Average Shares Outstanding
Basic	39,861,064	39,180,719	39,794,506	39,161,086

Diluted	40,404,520	39,717,931	40,424,316	39,774,122

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$24,086	$16,444	$128,118	$60,685
Income (loss) from discontinued operations, net of tax	1,116	(98)	1,870	(6,494)

Net income	$25,202	$16,346	$129,988	$54,191

Distributions Declared Per Share	$0.560	$0.508	$1.622	$1.518

WPC 9/30/2011 Supplemental 8-K — 21

W. P. CAREY & CO. LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

	Nine Months Ended September 30,
	2011	2010
Cash Flows — Operating Activities
Net income	$129,934	$54,394
Adjustments to net income:
Depreciation and amortization, including intangible assets and deferred financing costs	20,160	18,496
Income from equity investments in real estate and the REITs in excess of distributions received	(835)	(5,373)
Straight-line rent and financing lease adjustments	(2,039)	144
Amortization of deferred revenue	(3,932)	—
Gain on deconsolidation of a subsidiary	(1,008)	—
Gain on sale of real estate	(264)	(460)
Unrealized (gain) loss on foreign currency transactions and others	(79)	143
Realized (gain) loss on foreign currency transactions and others	(1,134)	176
Allocation of loss to profit-sharing interest	—	(781)
Management and disposition income received in shares of affiliates	(62,493)	(26,262)
Gain on conversion of shares	(3,834)	—
Gain on change in control of interests	(27,859)	—
Impairment charges	4,975	8,618
Stock-based compensation expense	13,026	6,695
Deferred acquisition revenue received	18,128	19,248
Increase in structuring revenue receivable	(17,732)	(9,900)
Increase (decrease) in income taxes, net	5,907	(9,461)
Net changes in other operating assets and liabilities	(8,269)	(3,409)

Net cash provided by operating activities	62,652	52,268

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and the REITs in excess of equity income	13,870	9,964
Capital contributions to equity investments	(2,297)	—
Purchase of interests in CPA®:16 — Global	(121,315)	—
Purchases of real estate and equity investments in real estate	(24,323)	(93,059)
Value added taxes (“VAT”) paid in connection with acquisition of real estate	—	(4,222)
VAT refunded in connection with acquisitions of real estate	5,035	—
Capital expenditures	(6,731)	(2,008)
Cash acquired on acquisition of subsidiaries	57	—
Proceeds from sale of real estate	10,998	14,591
Proceeds from sale of securities	777	—
Funding of short-term loans to affiliates	(96,000)	—
Proceeds from repayment of short-term loans to affiliates	95,000	—
Funds placed in escrow	(5,282)	—
Funds released from escrow	2,326	36,132

Net cash used in investing activities	(127,885)	(38,602)

Cash Flows — Financing Activities
Distributions paid	(63,060)	(72,625)
Contributions from noncontrolling interests	2,341	11,403
Distributions to noncontrolling interests	(5,310)	(2,022)
Contributions from profit-sharing interest	—	3,694
Distributions to profit-sharing interest	—	(693)
Purchase of noncontrolling interest	(7,502)	—
Scheduled payments of mortgage principal	(22,893)	(12,218)
Proceeds from mortgage financing	20,848	52,816
Proceeds from lines of credit	251,410	83,250
Repayments of lines of credit	(140,000)	(52,500)
Payment of financing costs	(1,562)	(1,083)
Proceeds from issuance of shares	1,034	3,537
Windfall tax benefit associated with stock-based compensation awards	2,051	1,226

Net cash provided by financing activities	37,357	14,785

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	278	(651)

Net (decrease) increase in cash and cash equivalents	(27,598)	27,800
Cash and cash equivalents, beginning of period	64,693	18,450

Cash and cash equivalents, end of period	$37,095	$46,250

WPC 9/30/2011 Supplemental 8-K — 22

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of September 30, 2011

							Annualized
							Contractual
							Minimum Base
	Percent					Square	Rent (in	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	thousands)	Total Rent(e)	Factor	Expiration	Term
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	174,266	$1,053	1.13%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	177,792	1,051	1.13%	INSEE (b)	Jun-2016	Jun-2019
Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	152,370	961	1.03%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	126,929	767	0.82%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	134,942	709	0.76%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Ploufragan, France	Warehouse/Distribution	Retail Trade	Europe	122,596	661	0.71%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	101,252	639	0.69%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	107,962	568	0.61%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	99,265	535	0.57%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	60,294	365	0.39%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	68,479	360	0.39%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	7,524	45	0.05%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	4,349	26	0.03%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	2,899	18	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,599	16	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	2,554	13	0.01%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	596	3	0.00%	INSEE (b)	Jun-2015	Jun-2018

Carrefour France, SAS Total						1,346,668	7,789	8.37%

Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,813	1.95%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,813	1.95%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,813	1.95%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,813	1.95%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	213	0.23%	Fixed	May-2012	May-2017
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	70	0.07%	Fixed	Apr-2012	Apr-2017

Federal Express Corporation Total						432,672	7,535	8.09%

CheckFree Corporation	100%	Norcross, GA	Office	Business and Commercial Services	South	100,125	2,032	2.18%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	100%	Norcross, GA	Office	Business and Commercial Services	South	68,300	1,724	1.85%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	100%	Norcross, GA	Office	Business and Commercial Services	South	52,250	1,301	1.40%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	100%	Norcross, GA	Land	Business and Commercial Services	South	1	159	0.17%	CPI	Dec-2015	Dec-2030

CheckFree Corporation Total						220,676	5,216	5.60%
WPC 9/30/2011 Supplemental 8-K — 23

							Annualized
							Contractual
							Minimum Base
	Percent					Square	Rent (in	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	thousands)	Total Rent(e)	Factor	Expiration	Term
The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	3,016	3.24%	CPI	Jul-2014	Jul-2029
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,956	2.10%	CPI	Jul-2014	Jul-2029

The American Bottling Company Total						721,947	4,972	5.34%
The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,423	4.75%	Fixed	Mar-2024	Mar-2044
JP Morgan Chase Bank, N.A.	100%	Fort Worth, TX	Office	Banking	South	384,246	3,862	4.15%	None	Feb-2030	Feb-2050
Amylin Pharmaceuticals, Inc.	100%	San Diego, CA	Office	Business and Commercial Services	West	71,902	1,870	2.01%	Fixed	Jul-2019	Jul-2029
Amylin Pharmaceuticals, Inc.	100%	San Diego, CA	Industrial	Business and Commercial Services	West	72,409	1,870	2.01%	Fixed	Jul-2019	Jul-2029

Amylin Pharmaceuticals, Inc. Total						144,311	3,741	4.02%
Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	3,307	3.55%	CPI	Sep-2019	Sep-2029
US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,890	3,297	3.54%	CPI	Apr-2014	Nov-2029
The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	3,055	3.28%	CPI	Jul-2012	Jul-2017
Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,770	632	0.68%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,621	632	0.68%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,667	395	0.42%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,593	395	0.42%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,847	395	0.42%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,814	395	0.42%	INSEE (b)	Sep-2021	Sep-2030

Medica France S.A. Total						154,312	2,845	3.06%
Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	45,459	1,747	1.88%	INSEE (b)	Feb-2013	Feb-2013
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	57,264	952	1.02%	INSEE (b)	Sep-2012	Sep-2012
Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	3,689	—	0.00%	INSEE (b)	Dec-2015	May-2020

Bouygues Telecom, S.A. Total						106,412	2,700	2.90%
WPC 9/30/2011 Supplemental 8-K — 24

							Annualized
							Contractual
							Minimum Base
	Percent					Square	Rent (in	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	thousands)	Total Rent(e)	Factor	Expiration	Term
Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,380	2,309	2.48%	CPI	Oct-2027	Oct-2047
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	56	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Trade	West	5,400	55	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	54	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Trade	South	5,400	53	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Trade	East	5,400	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,600	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Trade	East	5,400	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Trade	East	5,400	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,480	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Trade	South	6,480	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Trade	East	5,400	50	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Trade	South	5,400	50	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	49	0.05%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	49	0.05%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	48	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Trade	East	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Trade	West	5,400	41	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Trade	South	6,480	40	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Trade	South	5,400	40	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Trade	South	4,800	38	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
WPC 9/30/2011 Supplemental 8-K — 25

							Annualized
							Contractual
							Minimum Base
	Percent					Square	Rent (in	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	thousands)	Total Rent(e)	Factor	Expiration	Term
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Trade	South	5,401	35	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,000	35	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Trade	South	5,400	34	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Trade	South	5,400	32	0.03%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Trade	East	6,660	31	0.03%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Trade	East	6,408	24	0.03%	Fixed	Oct-2015	Oct-2025
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23	0.02%	Fixed	Apr-2014	Apr-2019
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Trade	South	6,660	23	0.02%	Fixed	May-2014	May-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	6,600	22	0.02%	Fixed	Mar-2014	Mar-2024
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Trade	South	6,480	21	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Trade	East	5,400	19	0.02%	Fixed	Oct-2015	Aug-2019

AutoZone, Inc. Total						302,230	2,217	2.38%
Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,454	1.56%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555	0.60%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,009	2.16%
Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,564	1.68%	Fixed	Apr-2020	Apr-2030
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	362	0.39%	Fixed	Dec-2014	Dec-2029

Unisource Worldwide, Inc. Total						456,273	1,926	2.07%
Eroski Sociedad Cooperativa	70%	Mallorca, Spain	Warehouse/Distribution	Retail Trade	Europe	138,383	1,770	1.90%	3% or CPI	Jun-2030	Jun-2045
World Color Printing (USA) Corp.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,720	1.85%	CPI	Dec-2017	Dec-2042
BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	666	0.72%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	268	0.29%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	218	0.23%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	148	0.16%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	129	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	127	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	45	0.05%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,601	1.72%
WPC 9/30/2011 Supplemental 8-K — 26

							Annualized
							Contractual
							Minimum Base
	Percent					Square	Rent (in	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	thousands)	Total Rent(e)	Factor	Expiration	Term
Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Trade	West	143,352	1,572	1.69%	CPI	Aug-2018	Aug-2018
Sprint Spectrum Realty Company, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,530	1.64%	Fixed	May-2016	May-2021
Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	1,119	1.20%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	255	0.27%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,374	1.48%
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	891	0.96%	CPI	Dec-2011	Dec-2011
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	411	0.44%	CPI	Dec-2011	Dec-2011

Cleo, Inc. Total						1,006,170	1,302	1.40%
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,108	1.19%	Fixed	Mar-2015	Mar-2015
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	71	0.08%	Fixed	Mar-2015	Mar-2015

Fiskars Brands, Inc. Total						369,537	1,179	1.27%
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	859	0.92%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	309	0.33%	Fixed	Jun-2017	Jun-2020

The United States Playing Card Company Total						572,204	1,169	1.26%
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	606	0.65%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	256	0.27%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	254	0.27%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	46	0.05%	CPI	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,162	1.25%
OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Trade	Europe	113,570	1,012	1.09%	CPI	Dec-2025	Dec-2040
WPC 9/30/2011 Supplemental 8-K — 27

							Annualized
							Contractual
							Minimum Base
	Percent					Square	Rent (in	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	thousands)	Total Rent(e)	Factor	Expiration	Term
24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	952	1.02%	CPI	Jun-2017	Jun-2037
Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823	0.88%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	39	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	18	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,765	948	1.02%
Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	924	0.99%	CPI	Dec-2014	Dec-2029
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	48,207	482	0.52%	Fixed	May-2018	May-2025
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	309	0.34%	Fixed	Jun-2012	Jun-2012
Lockheed Martin Corporation	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	8,921	91	0.10%	Fixed	Dec-2014	Dec-2017

Lockheed Martin Corporation Total						87,304	883	0.96%
NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	735	0.79%	CPI	Apr-2014	Apr-2039
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	143	0.15%	CPI	Apr-2014	Apr-2039

NVR, Inc. Total						179,741	878	0.94%
Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	872	0.94%	CPI	Jun-2020	Jun-2020
The SI Organization, Inc.	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	864	0.93%	Fixed	Jul-2013	Jul-2023
SymphonyIRI Group, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	791	0.85%	CPI	Jan-2021	Jan-2021
United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	698	0.75%	Fixed	Apr-2016	Apr-2016

Juniper Networks, Inc.	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	646	0.69%	Fixed	Nov-2011	Nov-2021
WPC 9/30/2011 Supplemental 8-K — 28

							Annualized
							Contractual
							Minimum Base
	Percent					Square	Rent (in	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	thousands)	Total Rent(e)	Factor	Expiration	Term
BellSouth Telecommunications, Inc.	100%	Fort Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	632	0.68%	Fixed	Jun-2016	Jun-2021
Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	58	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	57	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	49	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	40	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	29	0.03%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	560	0.60%
Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	500	0.54%	Fixed	Apr-2012	Apr-2017
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	256	0.27%	CPI	Mar-2014	Mar-2017
United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,560	241	0.26%	CPI	Sep-2012	Sep-2012

United Stationers Supply Company Total						122,658	497	0.53%
Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	485	0.52%	Fixed	Jun-2017	Jun-2020
Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	405	0.43%	Fixed	Apr-2012	Apr-2018
WPC 9/30/2011 Supplemental 8-K — 29

							Annualized
							Contractual
							Minimum Base
	Percent					Square	Rent (in	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	thousands)	Total Rent(e)	Factor	Expiration	Term
Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210	0.23%	None	Mar-2016	Mar-2026
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180	0.19%	None	May-2016	May-2026

Kmart Corporation Total						192,778	390	0.42%
Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387	0.42%	CPI	Nov-2022	Nov-2022
S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	338	0.36%	Fixed	Jul-2016	Jul-2026
Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	331	0.36%	None	Jan-2020	Jan-2025
Groupe SOFEMO	75%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	16,631	312	0.34%	INSEE (b)	Jan-2014	Jan-2020
Richard Design Services, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	300	0.32%	Other	Feb-2012	May-2012
Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	298	0.32%	CPI	Jul-2013	Dec-2022
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178	0.19%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	96	0.10%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274	0.29%
Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	265	0.28%	Fixed	Feb-2018	Feb-2023
Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	69,288	232	0.25%	Various	Various	Various
Fairpoint Communications, Inc.	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221	0.24%	Fixed	Feb-2013	Feb-2013
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	36,629	211	0.22%	None	Sep-2013	Sep-2013
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	32,503	—	0.00%	None	Sep-2015	Sep-2020

United Space Alliance, LLC						69,132	211	0.22%
Lincoln Technical Institute, Inc.	100%	Moorestown, NJ	Office	Healthcare, Education and Childcare	East	35,567	209	0.22%	Fixed	Apr-2025	Apr-2025
WPC 9/30/2011 Supplemental 8-K — 30

							Annualized
							Contractual
							Minimum Base
	Percent					Square	Rent (in	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	thousands)	Total Rent(e)	Factor	Expiration	Term
Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	207	0.22%	Fixed	Jul-2013	Jul-2013
Continental Airlines, Inc.	100%	Houston, TX	Land	Transportation - Personal	South	1	—	0.00%	Fixed	Jul-2013	Jul-2013

Continental Airlines, Inc.						25,126	207	0.22%
Candle Lamp Company, LLC	100%	Memphis, TN	Warehouse/Distribution	Consumer Non-durable Goods	South	75,000	190	0.20%	CPI	Mar-2014	Mar-2014
Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	179	0.19%	Fixed	Mar-2014	Mar-2017
SUPINFO International University	75%	Illkirch-Graffenstaden, France	Office	N/A	Europe	6,999	119	0.13%	None	Mar-2019	Mar-2019
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	56	0.06%	Fixed	Oct-2017	Oct-2022
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	7,730	54	0.06%	Fixed	Oct-2017	Oct-2022

Golder Associates Inc. Total						15,796	110	0.12%
Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	96	0.10%	None	Oct-2014	Oct-2019
Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	91	0.10%	Fixed	Jul-2012	Sep-2016
Moran Foods, Inc.	100%	Montgomery, AL	Retail	Beverages, Food, and Tobacco	South	32,690	53	0.06%	None	Oct-2017	Oct-2037
Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	47	0.05%	Fixed	Dec-2017	Dec-2022
SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	45	0.05%	Fixed	Aug-2013	Aug-2016
Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	28	0.03%	Fixed	MTM	MTM
RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	23	0.02%	Fixed	Nov-2014	Nov-2014
Knight Security Systems	100%	Houston, TX	Office	Business and Commercial Services	South	4,456	13	0.01%	Fixed	Jun-2016	Jun-2021
Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	10	0.01%	None	Apr-2012	Apr-2012
WPC 9/30/2011 Supplemental 8-K — 31

							Annualized
							Contractual
							Minimum Base
	Percent					Square	Rent (in	Percentage of	Increase	Lease	Maximum
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	thousands)	Total Rent(e)	Factor	Expiration	Term
Action Buys Cars, Inc. (c)	100%	Montgomery, AL	Retail	Retail Trade	South	1	10	0.01%	None	MTM	MTM
LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	—	0.00%	Fixed	Jan-2014	Jan-2014
Google, Inc.	100%	Venice, CA	Office	Telecommunications	West	67,681	—	0.00%	Fixed	Oct-2025	Oct-2035
Common Area Space (c)	100%	Bloomingdale, IL	Office	N/A	Midwest	15,000	—	0.00%	None	Apr-2016	Apr-2016
EnGlobal U.S.	100%	Beaumont, TX	Office	N/A	South	8,580	—	0.00%	N/A	Sep-2014	Sep-2024
Common Area (c)	75%	Illkirch-Graffens, France	Office	N/A	Europe	7,637	—	0.00%	None	Mar-2020	Mar-2020
Common Area (c)	95%	Tours, France	Office	N/A	Europe	5,828	—	0.00%	None	Sep-2012	Sep-2012
Vacant	100%	Charlotte, NC	Industrial	N/A	East	437,500	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	288,000	—	—	N/A	N/A	N/A
Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Warehouse/Distribution & Industrial	N/A	South	34,804	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	43,449	—	—	N/A	N/A	N/A
Vacant	95%	Tours, France	Office	N/A	Europe	38,940	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	37,450	—	—	N/A	N/A	N/A
Vacant	100%	Brewton, AL	Retail	N/A	South	30,625	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	23,756	—	—	N/A	N/A	N/A

Vacant Total						1,252,604	—	—

Grand Total (d)						13,724,504	$93,116	100%

(a)	Rents reflect a conversion rate of 1.3598 EUR/USD as of September 30, 2011.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

(e)	Numbers may not add due to rounding.
WPC 9/30/2011 Supplemental 8-K — 32